POWER OF ATTORNEY

	Know by all these presents, that the undersigned hereby constitutes and appoints each of Robert E. Stern and Keith E.
Plowman, signing singly, the
undersigned's true and lawful
attorney-in-fact to:

	(1)  execute for and on behalf of the
undersigned, in the undersigned's
		capacity as an officer of The Bon-Ton
Stores, Inc. (the "Company"),
		Forms 3, 4 and 5 in accordance with
Section 16(a) of the Securities
		Exchange Act of 1934 and the rules
thereunder.

	(2) do and perform any and all acts for and on behalf of the undersigned
		which may be necessary or desirable to complete and execute any such
		Form 3, 4 or 5 and timely file such form with the Securities and
		Exchange Commission and any stock exchange or similar authority; and

	(3) take any other action of any type whatsoever in connection with the
		foregoing which, in the opinion of such
attorney-in-fact, may be of
		benefit to, in the best interest of, or
legally required by, the
		undersigned, it being understood that the documents executed by such
		attorney-in-fact on behalf of the
undersigned pursuant to this Power
		of Attorney shall be in such form
and shall contain such terms and
		conditions as such attorney-in-fact
may approve in such attorney-in-
		fact's discretion.

	The
undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This
Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

	IN WITNESS
WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 28th day of March 2006.


									 /s/ Edward P. Carroll,
Jr.
									 -------------------------------
									 Edward P.
Carroll, Jr.